UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 26, 2021

OXFORD IMMUNOTEC GLOBAL PLC
(Exact name of registrant as specified in its charter)

England and Wales
(State or other jurisdiction of incorporation)

001-36200	98-1133710
(Commission File Number)	(IRS Employer Identification No.)

94C Innovation Drive, Milton Park, Abingdon OX14 4RZ, United Kingdom
(Address of principal executive offices)

Registrant’s telephone number including area code +44 (0) 1235 442780

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, £0.006705 nominal value per share	OXFD	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

This Amendment to the Current Report on Form 8-K (the “Form 8-K”) amends the Current Report on Form 8-K filed by Oxford Immunotec Global PLC, a public limited company incorporated in England and Wales (the “Company”) on February 26, 2021 (the “Preliminary 8-K”). The purpose of this Form 8-K is to revise the results of voting from the February 26, 2021 Court Meeting and General Meeting based on the reconciliation of beneficial owners share transfers as of the Posting Record Time  and the Scheme Voting Record Time (each as defined in the Proxy Statement). The voting outcome reported in the Preliminary 8-K has not changed. However, the final total shares voted for the Court Meeting and the General Meeting have been updated.

The information reported in the Preliminary 8-K is otherwise incorporated into this Item 5.07 by reference.

The final voting results for the matters reported in the Preliminary 8-K are as follows:

Court Meeting

At the Court Meeting, the Company Scheme Shareholders voted on the following proposal, which was approved by the requisite vote of the Company Scheme Shareholders:

Scheme Resolution: to approve the Scheme, with or subject to any modification, addition or condition which the Company and Bidder may agree and which the Court may approve or impose, pursuant to which the Company Scheme Shares (as defined in the Scheme) will be acquired by Bidco and/or its nominee (including any DR Nominee).

For	Against

7,675,012	238

99.99%	0.01%

In addition, of the 11 Company Scheme Shareholders voting on the proposal, 11 Company Scheme Shareholders, or 91.67% percent of those voting, voted in favor of the Scheme and 1 Company Scheme Shareholder, or 8.33% percent of those voting, voted against the Scheme.

General Meeting

At the General Meeting, the Company’s shareholders voted on the following proposal, which was approved by the requisite vote of the Company’s shareholders:

Scheme Special Resolution:

i.	the directors of the Company be authorised to take all such action as they may consider necessary or appropriate for carrying the Scheme into effect;

ii.	with effect from the passing of the Scheme Special Resolution, the articles of association be amended by the adoption and inclusion of the Amendment; and

iii.
subject to and conditional on the Scheme becoming effective, re-register the Company as a private limited company with the name “Oxford Immunotec Global Limited” and adopt new articles of association accordingly.

For	Against	Abstain

10,219,371	100	140

99.99%	0.01%

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 2, 2021

OXFORD IMMUNOTEC GLOBAL PLC

By:	/s/ Matthew T E McLaughlin
	Name:	Matthew T E McLaughlin
	Title:	Chief Financial Officer